UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2009

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, Alaska	99518
(Address of Principal’s Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Chugach Electric Association’s annual membership meeting was held on April 30, 2009. There were three proposed bylaw amendments before the membership which included housekeeping amendments, wording changes regarding the Election Committee section to conform to other provisions of the bylaws regarding Member Committees and wording changes regarding director meeting attendance. All three proposals passed.

The amended bylaws effective April 30, 2009 are attached as Exhibit 3.2.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 4, 2009	CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ David R. Smith
David R. Smith acting for
Bradley W. Evans
Chief Executive Officer